Exhibit 10.1

                                                                 [PNC BANK logo]

Third Amendment to Amended
and Restated Credit Agreement

     THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made and effective as of November 17, 2005, by and among COMPUDYNE CORPORATION (the "Borrower"), the GUARANTORS party to this Amendment (collectively, the "Guarantors"), the BANKS party to this Amendment and the Credit Agreement referred to below (collectively and together with PNC and the Agent, the "Banks") and PNC BANK, NATIONAL ASSOCIATION, individually and in its capacity as agent for the Banks under the Credit Agreement referred to below (hereinafter referred to in its individual capacity as "PNC" and in its agent capacity as the "Agent").

                                   WITNESSETH:

     WHEREAS, reference is made to (i) that certain Amended and Restated Credit Agreement dated March 31, 2004 by and among the Borrower, CORRLOGIC, LLC, formerly CORRLOGIC, INC., FIBER SENSYS, LLC, formerly FIBER SENSYS, INC., COMPUDYNE - PUBLIC SAFETY & JUSTICE, INC., formerly TIBURON, INC., NORMENT SECURITY GROUP, INC., NORSHIELD CORPORATION and COMPUDYNE - INTEGRATED ELECTRONICS DIVISION, LLC successor by merger to QUANTA SYSTEMS CORPORATION (collectively the "Loan Parties"), the Banks party thereto and the Agent, as amended by that Amendment to Amended and Restated Credit Agreement dated as of October 29, 2004 and that Second Amendment to Amended and Restated Credit Agreement and Amendment to Securities Pledge Agreement (the "Second Amendment") dated as of March 4, 2005 (as the same may be further amended, restated, supplemented or modified from time to time, the "Credit Agreement") pursuant to which PNC, as the sole Bank thereunder as of the date hereof, has made available to the Borrower a $10,000,000 original principal amount revolving credit facility (including an $8,000,000 letter of credit subfacility ((the "LC Subfacility")) and a $500,000 swing line of credit (the "Swing Line") ) (the "Revolving Credit Facility") and (ii) that Fifth Amended and Restated Revolving Credit Note (Revolving Line of Credit A) of the Borrower in favor of PNC Bank, National Association in the stated principal amount of $10,000,000 dated October 29, 2004 (the "Existing Note") evidencing its obligations under the Revolving Credit Facility, the Credit Agreement and the Loan Documents;

     WHEREAS, the Borrower, the Guarantors, the Agent and PNC, as the sole Bank as of the date hereof, desire to amend the Credit Agreement to (i) increase the Banks' commitment to lend under the Revolving Credit Facility from $10,000,000 to $13,000,000, (ii) increase the amount of the LC Subfacility from $8,000,000 to $13,000,000 and (iii) terminate the Swing Line; and

     WHEREAS, in connection with this Amendment and to evidence Borrower's indebtedness to the Banks under the increased Revolving Credit Facility and the LC Subfacility, the Borrower will execute and deliver to PNC Bank, National Association its Sixth Amended and Restated Revolving Credit Note (Revolving Line of Credit A) in the stated principal amount of $13,000,000 in substitution for the Existing Note (the "Restated Note").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

Amendments to Credit Agreement. The Credit Agreement is amended as set forth in Exhibit A. All references in the Loan Documents and herein to the "Note" shall mean and refer to the Restated Note. Any and all references to the Credit Agreement in the Note or any of the other Loan Documents shall be deemed to refer to the Credit Agreement as amended hereby. Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Credit Agreement.

Incorporation into Credit Agreement. This Amendment is deemed incorporated into the Note and the other Loan Documents. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in any Loan Document, the terms and provisions hereof shall control.

Representations. In order to induce the Banks and the Agent to enter into this Amendment and agree to the transactions herein specified, the Borrower and the Guarantors represent and warrant as follows: (a) all of their respective representations and warranties in the Credit Agreement and all of the other Loan Documents are true and correct as of the date hereof as though made and given this date, (b) None of the Borrower or any of the Guarantors has ceased operations, commenced liquidation or winding-up proceedings or changed its jurisdiction of incorporation or been a party to any merger or consolidation and has not succeeded to all or any substantial part of the liabilities of any entity at any time since March 31, 2004 except as set forth in the Second Amendment, (c) since December 31, 2004 (the date of the last audited financial statements of Borrower provided to the Agent), no Material Adverse Change (as defined in the Credit Agreement) has occurred and there has been no material adverse change in the management of the Borrower, any of the Guarantors or any subsidiary of the Borrower or any Guarantor, (d) all corporate and other action, approvals and authorizations necessary or appropriate for the execution and delivery by Borrower and each of the Guarantors of this Amendment, the Restated Note and all other documents, instruments and agreements set forth herein or otherwise to be executed or delivered in connection with this Amendment (collectively with this Amendment, the "Amendment Documents") and the consummation of the transactions herein contemplated have been taken or obtained, (e) the undersigned officers are each duly constituted and appointed officers of the Borrower and the Guarantors, as applicable, and have full power and authority to execute and deliver this Amendment, the Restated Note and the other Amendment Documents on behalf of the Borrower or the Guarantors, as applicable, (f) this Amendment, the Restated Note and the other Amendment Documents constitute the valid and legally binding obligations of the Borrower and each of the Guarantors and are fully enforceable against the Borrower and each of the Guarantors in accordance with their respective terms, (g) since March 31, 2004, there have been no amendments, modifications, restatements, substitutions, repeals or terminations of the articles of incorporation or bylaws of the Borrower or any of the Guarantors (other than as reflected in the Second Amendment), and the copies of such documents provided to the Bank in connection with the original closing under the Credit Agreement on March 31, 2004 or in connection with the execution and delivery of the Second Amendment, as the case may be, continue unaltered and in full force and effect, (h) None of the Borrower or any of the Guarantors has any defense, set-off, claim or counterclaim to or against, or with respect to, full and prompt payment and performance by Borrower of all of Borrower's and Guarantors' Obligations to Agent or any of the Banks under the Credit Agreement and under the Loan Documents as of the date hereof and, if applicable, as amended or reaffirmed hereby and (i) no Event of Default, or any fact, matter or circumstance which, with the passage of time or the giving of notice, or both, would constitute an Event of Default, under the Credit Agreement has occurred and is existing on the date hereof.

Borrower Confirmation. The Borrower hereby acknowledges and, to the extent applicable, confirms that any Collateral for the Obligations granted by the Borrower, the Loan Parties, the Guarantors or third parties (if applicable), including without limitation, the Agent's and/or the Banks' security interests, rights, title or interest in or under that Pledge Agreement (Stocks, Bonds and Commercial Paper) dated as of February 4, 2005 from CompuDyne Corporation in favor of PNC individually and as agent (together with all related consents, account agreements and other related documents, instruments and agreements and as amended by the Second Amendment, the "Securities Pledge Agreement"), or any of the "Collateral" as described or defined in the Securities Pledge Agreement (the "Securities Collateral"), which Securities Pledge Agreement and Securities Collateral (including all of PNC's rights, title, liens, encumbrances and interests therein or thereon), as well as all other rights of the Agent and the Banks in and to all other Collateral, shall continue unimpaired and in full force and effect notwithstanding this Amendment and the execution and delivery of the Restated Note and are hereby ratified and affirmed in all respects.

Guarantor Consent and Reaffirmation. The Guarantors hereby affirm, acknowledge and agree that their respective guaranty agreements (including, without limitation that Guaranty and Suretyship Agreement dated November 16, 2001 and that Reaffirmed Guaranty and Suretyship Agreement dated as of March 4, 2005, as the same have been joined in, ratified and affirmed from time to time) and all other documents and instruments in favor of the Agent for the benefit of the Banks continue in full force and effect with respect to the Obligations as modified and amended by this Amendment and reflected in the Restated Note notwithstanding this Amendment, the execution and delivery of the Restated Note and the termination of the Swing Line and the Swing Line Agreements, which guaranty agreements and other documents and instruments are hereby ratified and affirmed. Each Guarantor hereby acknowledges and affirms that it has and will continue to realize tangible and significant direct economic benefit from the transactions described in the Credit Agreement, as amended hereby, the Note and the other Loan Documents and hereby irrevocably and unconditionally acknowledge the receipt of good and valuable consideration for the execution, delivery and continued effectiveness of their respective guaranty agreements.

Release of Agent and Banks. As additional consideration for the Agent's and the Banks' entering into this Amendment, the Borrower and each Guarantor hereby fully and unconditionally releases and forever discharges the Agent and the Banks, their respective agents, employees, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns and all persons, firms, corporations and organizations acting on any of their respective behalves (the "Released Parties") of and from any and all claims, liabilities, demands, obligations, damages, losses, actions and causes of action whatsoever which the Borrower or any Guarantor may now have or claim to have against the Agent or any Bank or any other Released Parties as of the date hereof with respect to the Credit Agreement, the Note, or the Loans Documents, whether presently known or unknown and of any nature and extent whatsoever, including, without limitation, on account of or in any way affecting, concerning or arising out of or founded upon the Credit Agreement, this Amendment, the Existing Note, the Restated Note or the Swing Line Agreements, including but not limited to all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings between the parties up to and including the date hereof, including but not limited to, the administration or enforcement of the Loans, the Existing Note, any and all prior or restated notes, the Obligations, any of the Loan Documents, the Swing Line (including the termination thereof pursuant to this Agreement) or any collateral security therefor. The obligations of the Borrower and the Guarantors under the Loan Documents and this Amendment shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by the termination of the Swing Line and the Swing Line Agreements or:

               any exercise or nonexercise of any right, remedy, power or privilege under or in respect of this Amendment, any Loan Document, any document relating to or evidencing any of the Agent's or any Bank's liens or applicable law, including, without limitation, any waiver, consent, extension, indulgence or other action or inaction in respect thereof; or

               any other act or thing or omission or delay to do any other act or thing which could operate to or as a discharge of the Borrower or any Guarantor as a matter of law, other than payment in full of all Obligations, including, but not limited to, all obligations under the Loan Documents and this Amendment.

     The Borrower and each of the Guarantors further agree to indemnify and hold the Agent and the Banks and their respective officers, directors, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including attorneys' fees) suffered by or rendered against the Agent or the Banks, or any of them, on account of any claims arising out of or relating to the Obligations. The Borrower and each of the Guarantors further state that they have carefully read the foregoing release and indemnity, know the contents thereof and grant the same as their own free act and deed.

Additional Conditions and Covenants. The following agreements and covenants constitute additional and substantial consideration for the Agent's and the Banks' agreement to effect the releases and the amendments to the Credit Agreement and the Loan Documents set forth herein:

     (a) The Borrower shall pay to the Agent an administrative fee in the amount of $2,000 in connection with the transactions contemplated by this Amendment.

     (b) The Borrower shall reimburse the Agent and the Banks for their reasonable out of pocket fees and expenses incurred in connection with this Amendment and the release of the Released Collateral, including, without limitation, their attorney fees and expenses.

     (c)  The Borrower shall have executed and delivered the original Restated
          Note in favor of PNC.

     (d) The Borrower and the Guarantors shall have complied with such other conditions and requirements, including, without limitation, the execution and delivery of further reaffirmation documents, instruments and agreements, that the Agent may reasonably require.

Counterparts. This Amendment may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

Binding Effect. This Amendment will be binding upon and inure to the benefit of the Borrower, the Guarantors, the Banks and the Agent and their respective heirs, executors, administrators, successors and assigns.

Representation by Counsel. The Borrower and each Guarantor represents and warrants that they are represented by legal counsel of their choice, and that their counsel has had the opportunity to review this Amendment, that they are fully aware of the terms contained herein and that they have voluntarily and without coercion or duress of any kind or nature whatsoever entered into this Amendment. The provisions of this Amendment shall survive the execution and delivery of this Amendment.

LIMITATION ON DAMAGES. NEITHER THE AGENT, ANY BANK NOR ANY AGENT OR ATTORNEY FOR
     OR OF THE AGENT OR ANY BANK SHALL BE LIABLE TO THE BORROWER OR ANY GUARANTOR FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING FROM ANY BREACH OF CONTRACT, TORT OR OTHER WRONG RELATING TO THE ESTABLISHMENT, ADMINISTRATION OR COLLECTION OF THE OBLIGATIONS, AS DEFINED IN ANY LOAN DOCUMENT OR THE ACTION OR INACTION OF THE AGENT OR ANY BANK OR THE BORROWER OR ANY GUARANTOR UNDER THIS AMENDMENT OR ANY LOAN DOCUMENT OR OTHERWISE.

Ratification of Loan Documents. Except as waived, released or amended hereby, the terms and provisions of the Loan Documents remain unchanged and in full force and effect, and are hereby ratified and affirmed. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default thereunder, or a waiver or release of any of the Banks' rights and remedies (all of which are hereby reserved). The Borrower and each of the Guarantors expressly ratify and confirm the confession of judgment (if applicable) and waiver of jury trial provisions contained in the Loan Documents as if set forth herein in their entirety as of the date hereof.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK-
                       SIGNATURE PAGE IMMEDIATELY FOLLOWS]

                      [SIGNATURE PAGE TO THIRD AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT]


WITNESS the due execution hereof as of the day and year first above written.




COMPUDYNE CORPORATION                       COMPUDYNE - INTEGRATED ELECTRONICS

                                            DIVISION, LLC successor by merger to
By:                                         QUANTA SYSTEMS CORPORATION
   -----------------------
Title: Corporate Secretary
                                            By:
                                               -----------------------
CORRLOGIC, LLC,                             Title: Corporate Secretary
formerly CORRLOGIC, INC.


By:                                         NORSHIELD CORPORATION
   -----------------------
Title: Corporate Secretary
                                            By:
                                               -----------------------
FIBER SENSYS, LLC,                          Title: Corporate Secretary
formerly FIBER SENSYS, INC.


By:
   -----------------------
Title: Corporate Secretary
                                            PNC BANK, NATIONAL ASSOCIATION,
                                            as a Bank and as Agent
COMPUDYNE - PUBLIC SAFETY &
JUSTICE, INC., formerly TIBURON,
INC.


By:
   -----------------------
Title: Corporate Secretary                  By:
                                               ------------------
                                            Title: Vice President
NORMENT SECURITY GROUP, INC.


By:
   -----------------------
Title: Corporate Secretary

                         AMENDMENTS TO CREDIT AGREEMENT


                                    EXHIBIT A



     The Credit Agreement is hereby amended as follows:

     I.   Background to Amendment
          -----------------------

     The Borrower, the Guarantors, the Banks and the Agent desire to (i) increase the Banks' commitment to lend under the Revolving Credit Facility from $10,000,000 to $13,000,000, (ii) increase the amount of the LC Subfacility from $8,000,000 to $13,000,000 and (iii) terminate the Swing Line.

     II.  Credit Agreement Amendments
          ---------------------------

     (A) The Swing Line Loan and the Swing Line Commitment are hereby cancelled and, pursuant to the Working Cash Line of Credit Investment Sweep Rider, the Swing Line Agreements are hereby terminated, cancelled and of no further force or effect.


     (B)  The definition of "Revolving Credit Facility A Usage" set forth in
Section 1.1 is deleted and restated in its entirety as follows:

          "Revolving Credit Facility A Usage shall mean at any time the sum of the Revolving Credit Facility A Loans and the Letter of Credit Outstandings."


     (C)  Section 2.1 is deleted and restated in its entirety as follows:


          "2.1 Revolving Credit Facility A Commitments.

          Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, and so long as the Borrower is in full compliance with its obligations under Section 8.1.15 regarding maintenance of the Investment Collateral at the Required Coverage, each Bank severally agrees to make Revolving Credit Facility A Loans to the Borrower at any time or from time to time on or after the date hereof to the Revolving Credit Facility A Expiration Date, provided that after giving effect to such Loan the aggregate amount of all Revolving Credit Facility A Loans from such Bank shall not exceed (x) such Bank's Revolving Credit Facility A Commitment minus (y) such Bank's Ratable Share of Letter of Credit Outstandings. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1."



                                   EXHIBIT A-1

     (D)  Section 2.8.1 is deleted and restated in its entirety as follows:

          "2.8.1 Issuance of Letters of Credit.

          Borrower may request the issuance of letters of credit (each a "Letter of Credit") pursuant to a letter of credit subfacility under Revolving Credit Facility A on behalf of itself or another Loan Party by delivering to the Agent a completed application and agreement for letters of credit in such form as the Agent may specify from time to time by no later than 10:00 a.m., Pittsburgh time, at least three (3) Business Days, or such shorter period as may be agreed to by the Agent, in advance of the proposed date of issuance. Except for the Second Norment Letter of Credit (as defined in Subsection 2.8.10, below), each Letter of Credit shall be either a Standby Letter of Credit or a Commercial Letter of Credit. Subject to the terms and conditions hereof and in reliance on the agreements of the other Banks set forth in this Section 2.8, the Agent will issue a Letter of Credit provided that each Letter of Credit shall (A) have a maximum maturity of thirty-six (36) months from the date of issuance, and (B) in no event expire later than ten (10) Business Days prior to the Expiration Date and further provided that in no event shall (i) the Letter of Credit Outstandings exceed, at any one time, $13,000,000 or (ii) the Revolving Facility A Usage exceed, at any one time, the Revolving Credit Facility A Commitments. The Second Norment Letter of Credit constitutes a "Letter of Credit" hereunder (subject to the provisions of Subsection 2.8.10)."

     (E) Part 1 of Schedule 1.1(b) is deleted in its entirety and restated as follows:

Part 1 - Commitments of Banks and Addresses for Notices to Banks
----------------------------------------------------------------

                                           Amount of
                                        Commitment for
                                       Revolving Credit
                                         Loans under
                                       Revolving Credit          Total
                 Bank                     Facility A*          Commitment         Ratable Share
                 ----                 ------------------  --------------------  --------------------

Name:      PNC Bank, National
           Association
Address:   4242 Carlisle Pike
           Camp Hill, PA  17011
Attention: Thomas J. Fowlston
Telephone: (717)730-2404                 $13,000,000          $13,000,000             100.0%
Telecopy:  (717) 730-2387             ------------------  --------------------  --------------------


                 Total                   $13,000,000          $13,000,000             100%
                                      ==================  ====================  ====================

     *Includes a Letter of Credit Subfacility in an amount up to the Revolving Credit Facility A Commitment









                                   EXHIBIT A-2

STATE OF                                                                       )
        ------------------------------------

                                ) SS:

COUNTY OF                                               )
          ----------------------------------

     On this, the 17th day of November, 2005, before me, a Notary Public, the undersigned officer, personally appeared W. C. Rock, who acknowledged himself/herself to be the Corporate Secretary of COMPUDYNE CORPORATION and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                  ----------------------------------------------
                                  Notary Public

My commission expires:






STATE OF -----------------------------------                                   )

                                ) SS:

COUNTY OF                                               )
          ----------------------------------

     On this, the 17th day of November, 2005, before me, a Notary Public, the undersigned officer, personally appeared W. C. Rock, who acknowledged himself/herself to be the Corporate Secretary of CORRLOGIC, LLC, formerly CORRLOGIC, INC. and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the limited liability company as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                  ----------------------------------------------
                                  Notary Public

My commission expires:

STATE OF                                                                       )
        ------------------------------------

                                ) SS:
COUNTY OF                                               )
          ----------------------------------


     On this, the 17th day of November, 2005, before me, a Notary Public, the undersigned officer, personally appeared W. C. Rock, who acknowledged himself/herself to be the Corporate Secretary of FIBER SENSYS, LLC, formerly, FIBER SENSYS, INC. and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the limited liability company as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                  ----------------------------------------------
                                  Notary Public

My commission expires:



STATE OF                                                                       )
        ------------------------------------

                                ) SS:

COUNTY OF                                               )
          ----------------------------------

     On this, the 17th day of November, 2005, before me, a Notary Public, the undersigned officer, personally appeared W. C. Rock, who acknowledged himself/herself to be the Corporate Secretary of COMPUDYNE - PUBLIC SAFETY & JUSTICE, INC., formerly TIBURON, INC. and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                  ----------------------------------------------
                                  Notary Public

My commission expires:

STATE OF                                                                       )
        ------------------------------------

                                ) SS:

COUNTY OF                                               )
          ----------------------------------

     On this, the 17th day of November, 2005, before me, a Notary Public, the undersigned officer, personally appeared W. C. Rock, who acknowledged himself/ herself to be the Corporate Secretary of NORMENT SECURITY GROUP, INC. and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                  ----------------------------------------------
                                  Notary Public

My commission expires:




STATE OF                                                                       )
        ------------------------------------

                                ) SS:
COUNTY OF                                               )
          ----------------------------------

     On this, the 17th day of November, 2005, before me, a Notary Public, the undersigned officer, personally appeared Loren Cox, who acknowledged himself/herself to be the Corporate Secretary of COMPUDYNE - INTEGRATED ELECTRONICS DIVISIONS, LLC, successor to QUANTA SYSTEMS CORPORATION and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the limited liability company as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                  ----------------------------------------------
                                  Notary Public

My commission expires:

STATE OF                                                                       )
        ------------------------------------

                                ) SS:

COUNTY OF                                       )
          ----------------------------------

     On this, the 17th day of November, 2005, before me, a Notary Public, the undersigned officer, personally appeared W. C. Rock, who acknowledged himself/herself to be the Corporate Secretary of NORSHIELD CORPORATION and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                  ----------------------------------------------
                                  Notary Public

My commission expires:




COMMONWEALTH OF PENNSYLVANIA                                                   )

                                ) SS:

COUNTY OF                                       )
          ----------------------------------

     On this, the _____ day of November, 2005, before me, a Notary Public, the undersigned officer, personally appeared Thomas J. Fowlston, who acknowledged himself to be the Vice President of PNC BANK, NATIONAL ASSOCIATION and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said bank as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                  ----------------------------------------------
                                  Notary Public

My commission expires: